                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2001

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                -------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-C
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)



         United States                         333-36939                           22-2382028
------------------------------        -------------------------------     -------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


     802 Delaware Avenue, Wilmington, Delaware                       19801
     --------------------------------------------------------     -------------
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-C is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On February 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

        Exhibits          Description
        ----------        ---------------
        20.1              Monthly Statement to Certificateholder with respect
                          to the February 15, 2001 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2001

                             By: THE CHASE MANHATTAN BANK, USA, NATIONAL
                             ASSOCIATION
                             as Servicer

                             By: /s/ Patricia Garvey
                             -----------------------------------
                             Name: Patricia Garvey
                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Statement to Certificateholders dated
                                February 15, 2001 delivered pursuant to
                                Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1998.


                                                                         Page 1
Chase Manhattan Auto Owner Trust 1998-C

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

                                                                                   Statement to Certificateholders
                                                                                   February 15 2001

        DISTRIBUTION IN DOLLARS
                  ORIGINAL                   PRIOR
                   FACE                     PRINCIPAL
   CLASS          VALUE                   BALANCE               PRINCIPAL           INTEREST               TOTAL
A1                  258,000,000.00                    0.00                  0.00                 0.00                  0.00
A2                  195,000,000.00                    0.00                  0.00                 0.00                  0.00
A3                  325,000,000.00            7,297,973.13          7,297,973.13            35,273.54          7,333,246.67
A4                  283,900,000.00          283,900,000.00         10,479,794.22         1,384,012.50         11,863,806.72
B1                   32,889,211.45           17,032,447.74            549,827.86            85,162.24            634,990.10
TOTALS            1,094,789,211.45          308,230,420.87         18,327,595.21         1,504,448.28         19,832,043.49






                                                       CURRENT
                    REALIZED          DEFERRED       PRINCIPAL
   CLASS               LOSES          INTEREST        BALANCE
A1                            0.00            0.00                0.00
A2                            0.00            0.00                0.00
A3                            0.00            0.00                0.00
A4                            0.00            0.00      273,420,205.78
B1                            0.00            0.00       16,482,619.88
TOTALS                        0.00            0.00      289,902,825.66




    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
              PRIOR                                                                         CURRENT                    CURRENT
               PRINCIPAL                                                                 PRINCIPAL           CLASS    PASS THRU
 CLASS        FACTOR              PRINCIPAL          INTEREST            TOTAL             FACTOR                       RATE

A1                 0.00000000          0.00000000         0.00000000        0.00000000        0.00000000     A1        5.588000 %
A2                 0.00000000          0.00000000         0.00000000        0.00000000        0.00000000     A2        5.747000 %
A3                22.45530194         22.45530194         0.10853397       22.56383591        0.00000000     A3        5.800000 %
A4             1,000.00000000         36.91368165         4.87500000       41.78868165      963.08631835     A4        5.850000 %
B1               517.87339949         16.71757503         2.58936704       19.30694206      501.15582446     B1        6.000000 %
TOTALS           281.54316616         16.74075248         1.37418990       18.11494239      264.80241368


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Maria  Inoa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3676
Fax: 212) 946-8552
Email: maria.inoa@chase.com

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                                                                         Page 2
Chase Manhattan Auto Owner Trust 1998-C


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

                                                                         Statement to Certificateholders
                                                                         February 15 2001

                                                                         Due Period                                             32
                                                                         Due Period Beginning Date                        01/01/01
                                                                         Due Period End Date                              01/31/01
                                                                         Determination Date                               02/09/01

Section 5.8(iii)              Servicing Fee                                                                             256,858.68
Section 5.8(iii)              Servicing Fee per $1000                                                                   0.23461930

Section 5.8(iv)               Administration Fee                                                                          1,000.00
Section 5.8(iv)               Administration Fee per $1000                                                              0.00091342

Section 5.8(vi)               Pool Balance at the end of the Collection Period                                      289,902,825.66

Section 5.8(vii)              Repurchase Amounts for Repurchased Receivable
                              By Seller                                                                                       0.00
                              By Servicer                                                                                49,362.13
                              TOTAL                                                                                      49,362.13

Section 5.8(viii)             Realized Net Losses for Collection Period                                                 197,767.31

Section 5.8(ix)               Reserve Account Balance after Disbursement                                              8,697,084.77

Section 5.8(x)                Specified Reserve Account Balance                                                       8,697,084.77

Section 5.8(xi)               Total Distribution Amount                                                              20,711,086.66
                              Servicing Fee                                                                             256,858.68
                              Administration Fee                                                                          1,000.00
                              Noteholders Distribution Amount                                                        19,197,053.39
                              Certficateholders Distribution Amount                                                     634,990.10
                              Deposit to Reserve Account                                                                621,184.49



                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION